UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                          FORM 8-K



                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): January 21, 2004


                UGOMEDIA INTERACTIVE CORP.
            -----------------------------------
   (Exact Name of Registrant as Specified in Its Charter)

                        Nevada
                  -------------------
       (State or other jurisdiction of incorporation)


        000-31160                        88-0470239
    -----------------                -------------------
 (Commission File Number)     (I.R.S. Employer Identification No.)


         300 Center Street, Bay City, MI                48708
 -------------------------------------------------    ---------
     (Address of Principal Executive Offices)         (Zip Code)


                         (416) 923-3340
                   ------------------------
    (Registrant's Telephone Number, including area code)


               --------------------------------
Former Name or Former Address, if Changed Since Last Report)

Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

                    None.

          b.   Exhibits.

               99   Press Release by UGOMEDIA INTERACTIVE
                    CORP., dated January 20, 2004, disclosing to investors that the Company become non-compliant with NASD Rule 6530 and has now been added to NBB.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    UGOMEDIA INTERACTIVE CORP.


January 21, 2004          /s/ Nitin Amersey
                          -----------------------------------
                          By: Nitin Amersey
                          Its: Chief Executive Officer

Exhibit Index.

99   Press Release by UGOMEDIA INTERACTIVE CORP.